                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 24
Dividend Reinvestment Plan....................... 25

VKV ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the                     [PHOTO]
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan      DENNIS J. MCDONNELL AND DON G. POWELL
Stanley, has joined Van Kampen American
Capital as president and chief
executive officer. I will continue as chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW
    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of October 31, 1997

AAA.....................  63.5%
AA......................   7.6%
A.......................   7.8%
BBB.....................  20.5%
Non-Rated...............   0.6%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    In managing the Trust, we used the following strategies:
    We continued to maintain a portfolio heavily weighted toward high-quality bonds. The emphasis on AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's, tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of high-quality and low-quality bonds. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of these narrow yield spreads, there was often not enough incentive for the Trust to purchase lower-rated securities and assume the additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased new long-term discount securities that will not be callable for many years. To increase income, we favored high-yielding, lower-rated bonds from a diversified mix of market sectors. When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.

                                                         Continued on page three

    Throughout the fiscal year, we maintained a duration in line with the index for the portfolio in order to attempt to limit the Trust's price volatility in response to changing interest rates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling; portfolios with short durations tend to do better when rates are rising. During the second half of the fiscal year, when rates were declining, the Trust's relatively short duration hindered its performance but its leveraged structure enhanced gains. As of October 31, the duration of the Trust's bond portfolio stood at 7.19 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

         TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS OF OCTOBER 31, 1997*

                    Health Care....................... 17.2%
                    Industrial Revenue................ 11.8%
                    Public Building................... 10.7%
                    Retail Gas/Electric/Telephone...... 8.1%
                    Higher Education................... 8.0%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1997, the Van Kampen American Capital Value Municipal Income Trust generated a total return at market price of
16.61 percent(1). The Trust offered a tax-exempt distribution rate of 5.97 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $13.5625, a 10.4 percent discount to its net asset value of $15.14. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.33 percent(4) (for investors in the federal income tax bracket of 36 percent).

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distribution per Common Share

                  Nov       Dec       Jan       Feb       Mar       Apr       May      Jun      Jul       Aug       Sep      Oct
                  1996      1996      1997      1997      1997      1997      1997     1997     1997      1997      1997     1997
Distribution Per
Common Share     $0.0675   $0.0675   $0.0675   $0.0675   $0.0675   $0.0675   $0.0675  $0.0675  $0.0675   $0.0675   $0.0675  $0.0675


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                                                      Continued on page four

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............    16.61%
One-year total return based on NAV(2).....................    10.30%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.97%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.33%

 SHARE VALUATIONS

Net asset value...........................................  $  15.14
Closing common stock price................................  $13.5625
One-year high common stock price (10/03/97)...............  $13.8750
One-year low common stock price (12/11/96)................  $11.8750
Preferred share (Series A) rate(5)........................    3.450%
Preferred share (Series B) rate(5)........................    3.520%
Preferred share (Series C) rate(5)........................    3.600%
Preferred share (Series D) rate(5)........................    3.567%
Preferred share (Series E) rate(5)........................    3.500%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.3%
          ALABAMA  2.5%
$ 3,815   Alabama Agricultural & Mechanical Univ Rev (MBIA
          Insd)............................................   6.500%   11/01/25  $  4,277,606
  5,000   Birmingham Baptist Med Cent AL Spl Care Fac Fin
          Auth Rev (MBIA Insd).............................   5.750    11/15/10     5,332,550
  2,650   Huntsville, AL Hlthcare Auth Hlthcare Fac Rev Ser
          A (MBIA Insd)....................................   6.375    06/01/22     2,874,534
  2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg..................   6.950    01/01/20     2,195,520
                                                                                 ------------
                                                                                   14,680,210
                                                                                 ------------
          ALASKA  0.2%
  1,000   North Slope Borough, AK Ser B (FSA Insd).........   7.500    06/30/01     1,111,160
                                                                                 ------------
          ARIZONA  1.0%
  4,990   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250    07/15/10     5,582,912
                                                                                 ------------
          CALIFORNIA  9.3%
    980   California Hsg Fin Agy Rev Home Mtg Ser B1.......   6.300    08/01/08     1,032,381
  1,660   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser B (GNMA Collateralized)..............   7.750    09/01/26     1,900,982
  1,500   California St Pub Wks Brd Lease Rev Dept of
          Corrections Monterey Ser A (MBIA Insd) (b).......   6.400    11/01/10     1,678,125
  6,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.250    12/01/13     6,147,480
  2,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.000    12/01/19     1,952,880
  1,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Ser A............................................   6.500    01/01/32     1,078,210
  2,000   Fresno, CA Hlth Fac Rev Holy Cross Hlth Sys Saint
          Agnes Med (MBIA Insd)............................   6.625    06/01/21     2,196,280
  1,250   Kings Cnty, CA Waste Mgmt Auth Solid Waste Rev...   7.200    10/01/14     1,394,887
  9,500   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) (b)...................   5.375    09/01/23     9,349,330
 12,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)................................   5.125    12/01/23    12,072,375
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/06     5,517,900
  1,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................   5.600    06/01/07     1,077,560
  2,995   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................   6.000    06/01/08     3,337,778
  5,700   Sacramento, CA City Fin Auth Rev Comb Proj B
          (MBIA Insd)......................................       *    11/01/15     2,207,553
  3,250   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg..................................   6.200    08/01/22     3,330,015
                                                                                 ------------
                                                                                   54,273,736
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO  8.6%
$ 5,640   Adams & Arapahoe Cntys, CO Jt Sch Dist Ser C
          (MBIA Insd)......................................   5.750%   12/01/08  $  6,160,628
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   6.950    08/31/20     1,182,420
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   7.000    08/31/26     3,557,100
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)........       *    08/31/26     1,321,470
  1,750   Denver, CO City & Cnty Arpt Rev Ser A............   6.900    11/15/98     1,799,368
    920   Denver, CO City & Cnty Arpt Rev Ser A............   8.875    11/15/12     1,070,346
    330   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).........................   8.875    11/15/12       391,304
  2,825   Denver, CO City & Cnty Arpt Rev Ser A............   8.500    11/15/23     3,181,469
    270   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).........................   8.500    11/15/23       307,927
  3,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)............................................   6.250    11/15/07     3,349,590
  6,000   Denver, CO City & Cnty Arpt Rev Ser C............   6.600    11/15/04     6,534,600
  9,000   Denver, CO City & Cnty Arpt Rev Ser E (MBIA
          Insd)............................................   5.250    11/15/23     8,824,500
  8,000   E-470 Pub Hwy Auth CO Rev Sr Ser A Rfdg (MBIA
          Insd)............................................   5.000    09/01/26     7,646,800
  7,500   E-470 Pub Hwy Auth CO Rev Sr Ser B Rfdg (MBIA
          Insd)............................................       *    09/01/19     2,353,200
  2,000   Meridian Metro Dist CO Rfdg......................   7.500    12/01/11     2,199,780
                                                                                 ------------
                                                                                   49,880,502
                                                                                 ------------
          CONNECTICUT  0.5%
  2,500   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford............................   7.125    11/01/14     2,857,100
                                                                                 ------------
          FLORIDA  7.8%
  1,985   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd).....   6.750    07/01/12     2,237,234
  3,500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
          A Rfdg (FSA Insd)................................   6.500    08/15/12     3,838,905
  1,400   Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
          (GNMA Collateralized)............................   6.650    01/01/24     1,490,706
  5,000   Hillsborough Cnty, FL Cap Impt Pg Rev Cnty Cent
          Proj Ser 8 Rfdg (MBIA Insd)......................   5.125    07/01/22     4,886,700
  3,000   Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
          Justice Fac Rfdg (FGIC Insd).....................   5.250    08/01/16     3,004,800
  3,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22     3,479,700
  2,945   Hillsborough Cnty, FL Sch Brd Ctfs Partn (MBIA
          Insd)............................................   6.000    07/01/12     3,162,694
  1,300   Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
          Med Cent Proj Ser A Rfdg (MBIA Insd).............   7.300    06/01/19     1,398,995
  3,000   Lakeland, FL Hosp Sys Rev Lakeland Regl Med Cntr
          Rfdg (MBIA Insd).................................   5.000    11/15/22     2,879,970
 10,000   Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
          Insd)............................................   5.375    08/01/17    10,112,300

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
$ 4,000   Orlando, FL Util Comm Wtr & Elec Rev Ser A
          (Prerefunded @ 10/01/01).........................   6.500%   10/01/20  $  4,409,880
  3,985   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi Cnty Pgm Ser A (GNMA Collateralized)
          (b)..............................................   6.700    02/01/28     4,250,242
                                                                                 ------------
                                                                                   45,152,126
                                                                                 ------------
          GEORGIA  1.9%
  3,000   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................   6.350    05/01/19     3,139,380
  5,000   Georgia Muni Elec Auth Pwr Rev Ser B Rfdg (FGIC
          Insd) (b)........................................   5.700    01/01/19     5,311,500
  2,700   Marietta, GA Dev Auth Rev First Mtg Life College
          Ser B (FSA Insd).................................   5.375    09/01/09     2,796,795
                                                                                 ------------
                                                                                   11,247,675
                                                                                 ------------
          HAWAII  0.4%
  2,250   Hawaii St Arpt Sys Rev 3rd Ser Rfdg (AMBAC
          Insd)............................................   5.750    07/01/09     2,378,678
                                                                                 ------------
          ILLINOIS  4.1%
  3,500   Chicago, IL Cap Apprec (AMBAC Insd)..............       *    01/01/17     1,110,375
  1,000   Chicago, IL Park District (b)....................   6.700    01/01/11     1,100,880
  1,560   Illinois Hlth Fac Auth Rev Carle Fndtn Ser A Rfdg
          (FGIC Insd)......................................   6.750    01/01/10     1,659,559
  3,180   Illinois Hlth Fac Auth Rev Children's Mem Hosp
          (MBIA Insd)......................................   6.250    08/15/13     3,565,607
  2,250   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          A Rfdg (FSA Insd)................................   6.750    04/15/17     2,609,955
  1,250   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd).....................................   6.750    04/15/17     1,449,975
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750    10/01/17     1,033,080
 10,060   Metro Pier & Expo Auth IL McCormick Place Rfdg
          (MBIA Insd)......................................       *    12/15/21     2,756,138
  2,070   Northern IL Univ Ctfs Partn Hoffman Estates Cent
          Proj (Cap Guar Insd).............................   5.400    09/01/16     2,104,963
  5,000   Regional Tran Auth IL Ser A (AMBAC Insd).........   8.000    06/01/17     6,684,300
                                                                                 ------------
                                                                                   24,074,832
                                                                                 ------------
          KENTUCKY  3.5%
  5,000   Jefferson Cnty, KY Hlth Fac Rev (MBIA Insd)......   5.125    10/01/27     4,789,700
  9,900   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/12    10,956,330
  3,500   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/20     3,873,450
    500   Mt Sterling, KY Lease Rev KY League Cities Fdg
          Ser B............................................   6.100    03/01/18       542,185
                                                                                 ------------
                                                                                   20,161,665
                                                                                 ------------
          LOUISIANA  1.1%
  6,000   Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (FSA Insd) (b)..................   7.050    04/01/22     6,528,420
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MAINE  0.9%
$ 3,000   Maine Edl Ln Mktg Corp Student Ln Rev Ser A4.....   5.950%   11/01/03  $  3,159,660
  2,000   Maine St Hsg Auth Mtg Purp Ser C2................   6.875    11/15/23     2,135,120
                                                                                 ------------
                                                                                    5,294,780
                                                                                 ------------
          MARYLAND  1.4%
  7,400   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser................   7.300    04/01/25     7,916,890
                                                                                 ------------
          MASSACHUSETTS  3.9%
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev (AMBAC
          Insd) (b)........................................   7.100    07/01/21     2,199,200
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Brigham
          & Women's Hosp Ser C (Prerefunded @ 06/01/99)....   7.125    06/01/09     1,066,620
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.900    12/01/29     1,091,610
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.750    12/01/20     1,084,840
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.950    12/01/35     1,089,640
 14,500   Massachusetts St Wtr Res Auth Ser A (Prerefunded
          @ 12/01/01)......................................   6.500    12/01/19    16,003,795
                                                                                 ------------
                                                                                   22,535,705
                                                                                 ------------
          MICHIGAN  2.4%
  1,250   Battle Creek, MI Downtown Dev Auth Tax Increment
          Rev..............................................   7.600    05/01/16     1,485,400
  5,000   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Dev Area No 1 Proj Ser C1........................   6.250    07/01/25     5,295,000
  2,750   Detroit, MI Ser B Rfdg...........................   7.000    04/01/04     3,083,795
  4,000   Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
          Insd)............................................   6.250    10/01/20     4,314,320
                                                                                 ------------
                                                                                   14,178,515
                                                                                 ------------
          MISSISSIPPI  0.3%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
          Inc Rfdg.........................................   7.300    05/01/25     1,588,755
                                                                                 ------------
          MISSOURI  0.4%
  2,395   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A.......................................   5.750    10/01/03     2,527,276
                                                                                 ------------
          NEVADA  1.6%
  5,750   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200    10/01/22     6,452,248
  2,640   Nevada Hsg Div Single Family Pgm Mezz B..........   6.550    10/01/12     2,779,999
                                                                                 ------------
                                                                                    9,232,247
                                                                                 ------------
          NEW JERSEY  3.2%
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)
          (b)..............................................   6.800    12/01/25     1,090,180
  1,000   New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
          Convalescent Ser A Rfdg (FHA Gtd)................   6.650    08/01/18     1,081,410
  2,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd)........................   5.800    07/01/09     2,671,350
  1,695   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000    07/01/06     1,876,314

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 2,500   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.750%   07/01/19  $  2,888,725
  2,250   New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (Prerefunded @ 07/01/01) (MBIA
          Insd)............................................   6.700    07/01/21     2,481,435
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
          Insd)............................................   5.450    02/01/32     6,595,830
                                                                                 ------------
                                                                                   18,685,244
                                                                                 ------------
          NEW YORK  14.6%
  6,550   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev..............................................   5.250    06/15/29     6,372,364
  2,070   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A............................................   7.000    06/15/09     2,276,896
  2,105   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A (Prerefunded @ 06/15/01)...................   7.000    06/15/09     2,320,236
  7,270   New York City Ser A Rfdg.........................   7.000    08/01/04     8,191,109
  5,700   New York City Ser E Rfdg.........................   6.600    08/01/03     6,251,646
  5,000   New York City Ser G..............................   5.750    02/01/14     5,092,550
  2,000   New York St Dorm Auth Rev City Univ 3rd Genl Res
          Ser 2 (MBIA Insd)................................   6.250    07/01/19     2,145,940
  7,575   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................   5.625    07/01/16     7,827,475
  4,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.250    05/15/21     3,843,280
  2,500   New York St Dorm Auth Rev Dept of Hlth...........   5.500    07/01/25     2,478,725
  3,750   New York St Dorm Auth Rev St Univ Edl Fac........   5.000    05/15/17     3,585,450
  4,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg (AMBAC Insd)................................   5.500    05/15/09     4,260,400
  5,215   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................   7.375    05/15/14     5,679,761
  5,885   New York St Energy Research & Dev Auth Fac Rev...   7.125    12/01/29     6,727,909
  2,310   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375    11/01/13     2,327,163
  3,130   New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg.......................................   5.500    01/01/16     3,131,784
  5,000   New York St Urban Dev Corp Rev St Fac Rfdg.......   5.700    04/01/20     5,193,400
  7,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25     7,166,320
                                                                                 ------------
                                                                                   84,872,408
                                                                                 ------------
          OHIO  4.3%
  2,110   Cleveland Rock Glen Hsg Assistance Corp OH Mtg
          Rev Ser A Rfdg (FHA Gtd).........................   6.750    01/15/25     2,255,316
  2,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale
          Bridge Apt (GNMA Collateralized).................   6.600    10/20/30     2,126,020
  3,345   Franklin Cnty, OH Hosp Rev & Impt Doctor's Hosp
          Proj Rfdg........................................   5.875    12/01/23     3,399,624
  5,515   Lucas Cnty, OH Hosp Rev Promedica Hlthcare Oblig
          (MBIA Insd)......................................   6.000    11/15/06     6,080,618
  3,610   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt................................   5.600    05/15/02     3,700,575

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 5,130   Muskingum Cnty, OH Hosp Fac Rev Rfdg & Impt
          Bethesda Care Sys (Connie Lee Insd)..............   6.250%   12/01/10  $  5,698,660
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
          Edison Co Proj Rfdg..............................   5.950    05/15/29     2,028,360
                                                                                 ------------
                                                                                   25,289,173
                                                                                 ------------
          OKLAHOMA  1.9%
 10,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc
          (b)..............................................   7.375    12/01/20    10,866,000
                                                                                 ------------
          OREGON  0.7%
  3,795   Oregon St Dept Admin Serv Ctfs Partn Ser A (MBIA
          Insd)............................................   5.250    11/01/10     3,882,399
                                                                                 ------------
          PENNSYLVANIA  4.6%
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          43...............................................   7.500    10/01/25     1,089,390
  3,000   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/01)........   7.250    03/01/11     3,334,350
  4,000   Philadelphia, PA Water & Wstwtr Ser A (AMBAC
          Insd) (a)........................................   5.000    08/01/16     3,881,280
  9,450   Philadelphia, PA Gas Wks Rev 14th Ser (FSA Insd)
          (b)..............................................   6.250    07/01/08    10,375,344
  2,525   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd) (b)........................................   6.375    07/01/26     2,754,699
    800   Philadelphia, PA Hosps & Higher Ed Fac Auth Rev
          Cmnty College Ser A (MBIA Insd)..................   6.100    05/01/09       873,000
  1,370   Philadelphia, PA Hosps & Higher Ed Fac Auth Rev
          Cmnty College Ser B Rfdg (MBIA Insd).............   6.500    05/01/08     1,573,760
  2,500   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser
          A................................................   6.000    12/01/05     2,571,675
                                                                                 ------------
                                                                                   26,453,498
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,050   Rhode Island St Hlth & Edl Bldg Corp Rev Higher
          Edl Fac Roger Williams (Prerefunded @ 11/15/04)
          (Connie Lee Insd)................................   7.200    11/15/14     1,241,394
                                                                                 ------------
          TENNESSEE  0.9%
  2,250   Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375    07/01/23     2,380,342
  2,810   Tennessee Hsg Dev Agy Mtg Fin Ser A..............   7.125    07/01/26     3,003,525
                                                                                 ------------
                                                                                    5,383,867
                                                                                 ------------
          TEXAS  3.6%
  9,065   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................   7.500    12/01/29     9,882,119
  2,250   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (MBIA Insd)....................   6.375    10/01/24     2,425,747
  1,275   Matagorda Cnty, TX Navig Dist No 1 Rev Houston Lt
          & Pwr Ser A Rfdg (AMBAC Insd)....................   6.700    03/01/27     1,394,672
  5,000   Tarrant Cnty, TX Hlth Fac Dev TX Hlth Res Sys Ser
          A (MBIA Insd)....................................   5.000    02/15/26     4,718,150
  2,250   Tomball, TX Hosp Auth Rev Rfdg...................   6.125    07/01/23     2,301,503
                                                                                 ------------
                                                                                   20,722,191
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          UTAH  0.3%
$ 4,950   Intermountain Pwr Agy UT Pwr Supply Rev Ser A
          Rfdg (FGIC Insd).................................       *    07/01/17  $  1,686,663
                                                                                 ------------
          VIRGINIA  1.6%
  2,250   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd).............   6.600%   08/15/23     2,481,885
  3,000   Isle Wight Cnty, VA Indl Dev Auth Solid Waste
          Disp Fac Rev Union Camp Corp Proj................   6.550    04/01/24     3,258,990
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)...........   6.900    03/01/19     2,249,460
  1,500   Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg.............................................   5.900    11/01/17     1,538,415
                                                                                 ------------
                                                                                    9,528,750
                                                                                 ------------
          WASHINGTON  4.0%
  5,000   King Cnty, WA Ser B..............................   5.900    12/01/14     5,347,950
  2,500   King Cnty, WA Ser B..............................   6.625    12/01/15     2,844,650
  4,000   Washington St Pub Pwr Supply Ser A Rfdg (FGIC
          Insd)............................................   7.000    07/01/08     4,716,600
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev (AMBAC Insd)...............................   5.700    07/01/09    10,628,600
                                                                                 ------------
                                                                                   23,537,800
                                                                                 ------------
          WEST VIRGINIA  2.5%
  5,920   Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev
          West PA Pwr Co Ser C (AMBAC Insd)................   6.750    08/01/24     6,587,954
  4,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     4,411,680
  3,000   West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Pgm
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd).....   6.750    11/01/33     3,464,070
                                                                                 ------------
                                                                                   14,463,704
                                                                                 ------------
          WISCONSIN  1.9%
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   6.450    03/01/17     3,683,715
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
          Hosp (Embedded Cap) (FGIC Insd)..................   5.000    08/15/10     5,004,600
  2,360   Wisconsin St Hlth & Edl Fac Waukesha Mem Hosp Ser
          A (AMBAC Insd)...................................   5.000    08/15/09     2,359,811
                                                                                 ------------
                                                                                   11,048,126
                                                                                 ------------
          PUERTO RICO  3.2%
  7,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap) (FSA Insd)...................   5.730    07/01/21     8,040,900
 10,000   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Rfdg Ser M (MBIA Insd)...........................   5.600    07/01/08    10,826,100
                                                                                 ------------
                                                                                   18,867,000
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

                                                                                 Market Value
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $536,665,179)..........................................................  $577,731,401

SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.5%.................................     2,975,000
                                                                                 ------------
TOTAL INVESTMENTS  99.8%
  (Cost $539,640,179)..........................................................   580,706,401

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%....................................       885,976
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $581,592,377
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $539,640,179).......................  $580,706,401
Cash........................................................        27,457
Interest Receivable.........................................    10,594,069
Unamortized Organizational Costs............................         3,169
Other.......................................................         1,563
                                                              ------------
      Total Assets..........................................   591,332,659
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,639,583
  Income Distributions--Common and Preferred Shares.........       324,409
  Investment Advisory Fee...................................       319,621
  Administrative Fee........................................        98,345
  Affiliates................................................        26,259
  Variation Margin on Futures...............................        15,625
Accrued Expenses............................................       224,173
Trustees' Deferred Compensation and Retirement Plans........        70,392
Options at Market Value (Net premiums received of
  $57,761)..................................................        21,875
                                                              ------------
      Total Liabilities.....................................     9,740,282
                                                              ------------
NET ASSETS..................................................  $581,592,377
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,500 issued with liquidation preference of
  $50,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................    40,763,585
Accumulated Undistributed Net Investment Income.............     1,963,126
Accumulated Net Realized Loss...............................   (34,487,965)
                                                              ------------
      Net Assets Applicable to Common Shares................  $356,592,377
                                                              ------------
NET ASSETS..................................................  $581,592,377
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($356,592,377 divided
  by 23,555,115 shares outstanding).........................  $      15.14
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $33,297,738
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,709,503
Administrative Fee..........................................    1,141,387
Preferred Share Maintenance.................................      611,538
Custody.....................................................       38,129
Trustees' Fees and Expenses.................................       33,511
Legal.......................................................       16,845
Amortization of Organizational Costs........................        7,997
Other.......................................................      334,656
                                                              -----------
    Total Expenses..........................................    5,893,566
                                                              -----------
NET INVESTMENT INCOME.......................................  $27,404,172
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 3,219,458
  Options...................................................     (448,451)
  Futures...................................................   (2,989,509)
                                                              -----------
Net Realized Loss...........................................     (218,502)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   25,714,797
                                                              -----------
  End of the Period:
    Investments.............................................   41,066,222
    Options.................................................       35,886
    Futures.................................................     (338,523)
                                                              -----------
                                                               40,763,585
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,048,788
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $14,830,286
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $42,234,458
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 27,404,172      $ 27,521,890
Net Realized Gain/Loss..................................       (218,502)           533,057
Net Unrealized Appreciation During the Period...........     15,048,788          2,544,494
                                                           ------------       ------------
Change in Net Assets from Operations....................     42,234,458         30,599,441
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................    (19,079,234)       (19,526,930)
  Preferred Shares......................................     (8,026,282)        (8,000,204)
                                                           ------------       ------------
Total Distributions.....................................    (27,105,516)       (27,527,134)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     15,128,942          3,072,307
NET ASSETS:
Beginning of the Period.................................    566,463,435        563,391,128
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,963,126 and $1,664,470,
  respectively).........................................   $581,592,377       $566,463,435
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              March 26, 1993
                                                                              (Commencement
                                           Year Ended October 31,             of Investment
                                  ----------------------------------------    Operations) to
                                    1997      1996      1995       1994      October 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)....  $14.496   $14.366   $12.901    $16.427        $14.789
                                   -------   -------   -------    -------         ------
  Net Investment Income..........    1.163     1.168     1.183      1.177           .639
  Net Realized and Unrealized
    Gain/Loss....................     .631      .131     1.571     (3.340)         1.487
                                   -------   -------   -------    -------         ------
Total from Investment
  Operations.....................    1.794     1.299     2.754     (2.163)         2.126
                                   -------   -------   -------    -------         ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...............     .810      .829      .912       .912           .380
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....     .341      .340      .377       .238           .108
  Distributions from Net Realized
    Gain on Investments:
    Paid to Common
      Shareholders...............      -0-       -0-       -0-       .177            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....      -0-       -0-       -0-       .036            -0-
                                   -------   -------   -------    -------         ------
Total Distributions..............    1.151     1.169     1.289      1.363           .488
                                    ------   -------   -------    -------         ------
Net Asset Value, End of the
  Period.........................  $15.139   $14.496   $14.366    $12.901        $16.427
                                   =======   =======   =======    =======        =======
Market Price Per Share at
  End of the Period.............. $13.5625   $12.375   $12.750    $10.750        $15.250
Total Investment Return at Market
  Price (b)......................   16.61%     3.70%    27.67%    (23.52%)         4.25%*
Total Return at Net Asset Value
  (c)............................   10.30%     6.87%    19.04%    (15.48%)        12.14%*
Net Assets at End of the Period
  (In millions)..................  $ 581.6   $ 566.5   $ 563.4    $ 528.9        $ 611.9
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.........................    1.70%     1.77%     1.80%      1.70%          1.46%
Ratio of Expenses to Average Net
  Assets.........................    1.03%     1.06%     1.06%      1.03%          1.00%
Ratio of Net Investment Income to
  Average Net Assets Applicable
  to Common Shares (d)...........    5.61%     5.78%     5.90%      6.39%          5.59%
Portfolio Turnover...............      32%       42%       50%        79%            66%*

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a

                                October 31, 1997
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending March 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carry forward for tax purposes of $34,790,602 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open option and futures positions at October 31, 1997.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $539,640,179; the aggregate gross unrealized appreciation is $41,066,222 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $41,066,222.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.6% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative

                                October 31, 1997
--------------------------------------------------------------------------------

fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $112,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $181,321,687 and $179,220,438, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

                                October 31, 1997
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1997, were as follows:

                                                   CONTRACTS      PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996...................       153    $(288,110)
Options Written and Purchased (Net)...............     3,092      (96,595)
Options Terminated in Closing Transactions
  (Net)...........................................    (3,045)     442,466
                                                      ------    ---------
Outstanding at October 31, 1997...................       200    $  57,761
                                                      ======    =========

    The related futures contracts of the outstanding option transactions as of October 31, 1997, and the description and market value is as follows:

                                                                      MARKET
                                                   EXP. MONTH/        VALUE
                                     CONTRACTS    EXERCISE PRICE    OF OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index Futures
  December 1997--Written Puts
  (Current Notional Value of
  $121,844 per contract)............       200      December/108      $(21,875)
                                           ===                        ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract. The fluctuation in market value of the contracts is settled daily through a cash margin account.

                                October 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       130
Futures Opened..............................................     1,012
Futures Closed..............................................      (992)
                                                                  ----
Outstanding at October 31, 1997.............................       150
                                                                  ====

    The futures contracts outstanding as of October 31, 1997, and the descriptions and unrealized depreciation are as follows:

                                                             UNREALIZED
                                               CONTRACTS    DEPRECIATION
-------------------------------------------------------------------------
Short Contracts:
Ten-year U.S. Treasury Bond Futures
  December 1997--(Current Notional Value
  $111,750 per contract).....................         50        $(62,903)
Municipal Bond Index Futures
  December 1997--(Current Notional Value
  $121,844 per contract).....................        100        (275,620)
                                                     ---       ---------
                                                     150       $(338,523)
                                                     ===       =========

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 4,500 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 1,000 shares and Series E contains 500 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in effect on October 31, 1997 was 3.527%. During the year ended October 31, 1997, the rates ranged from 3.09% to 4.19%.

                                October 31, 1997
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Value Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

     1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 19,019,644 shares voted for the proposal, 208,536 shares voted against, 319,068 shares abstained and 0 shares represented broker non-votes.

     2) With regard to the election of the following Trustees:

                                                       # OF SHARES
                                                 ------------------------
                                                  IN FAVOR       WITHHELD
-------------------------------------------------------------------------
David C. Arch..................................  19,350,473      273,934
Howard J Kerr..................................  19,354,213      270,193
Dennis J. McDonnell............................  19,358,829      265,577

      3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 19,840,487 shares voted for the proposal, 102,532 shares voted against, 184,230 shares abstained and 0 shares represented broker non-votes.